SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               January 15, 1999
                                                --------------------------------


                                   INVU, INC.
               (Exact name of registrant as specified in charter)



   COLORADO                      000-22661                     84-1135638
(State or other           (Commission File Number)     (IRS Employer Identifica-
jurisdiction of                                                 tion No.)
incorporation)


                         THE BEREN, BLISWORTH HILL FARM
                                   STOKE ROAD
                       BLISWORTH, NORTHAMPTONSHIRE NN7 3DB
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:             (01604) 859893
                                                   -----------------------------



                          SUNBURST ACQUISITIONS I, INC.
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          (Former name or former address, if changed since last report)





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ITEM 8.  CHANGE IN FISCAL YEAR
         ---------------------

         Pursuant to a unanimous written consent of the Board of Directors of INVU, Inc. (the "Company") in lieu of a special meeting of the Board, dated as of January 15, 1999, the Board changed the Company's fiscal year end from April 30 to January 31. The Board has changed the Company's fiscal year so that its fiscal year is the same as that of INVU Plc, the accounting acquiror of the Company under reverse acquisition accounting principles pursuant to the Share Exchange described in the Company's Current Report on Form 8-K dated August 31, 1998.







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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INVU, INC.
                                     (Registrant)



Date: September 14, 1999             By:   /s/ David Morgan
                                           -------------------------------------
                                           David Morgan
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)






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